The
Corporate
Fund
Accumulation
Program,
Inc.


Annual Report
December 31, 2000


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus.
The Corporate Fund Accumulation Program is only open to holders of units of Corporate Income Fund, International Bond Fund, and Corporate Investment
Trust Fund for reinvestment of distributions on those units. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Corporate Fund
Accumulation Program, Inc.
Box 9011
Princeton, NJ 08543-9011

Printed on post-consumer recycled paper


To Our Shareholders:


For the year ended December 31, 2000, The Corporate Fund Accumulation Program, Inc. provided a total investment return of +9.21%, based on a change in per share net asset value from $19.77 to $20.34, and assuming reinvestment of $1.18 per share income dividends. For the six months ended December 31, 2000, the Program had a total investment return of +7.07%, based on a change in per share net asset value from $19.60 to $20.34, and assuming reinvestment of $0.62 per share income dividends.


Market Review
For the 12-month period ended December 31, 2000, fixed-income markets remained very volatile as interest rates, and the corresponding Treasury yield curve, were influenced by a number of factors. Most notable was the shift in the Federal Reserve Board policy from a restrictive position to an accommodative one. The front-end of the Treasury curve initially suffered as short-term interest rates rose in reaction to the tightening of monetary policy by the Federal Reserve Board. Specifically, investors continued to demand greater premiums in shorter-dated securities to account for expected increases in the Federal Reserve Board's overnight interest rate. During this time, longer-dated maturity rates, particularly those with maturities more than 15 years, were being favorably affected by the buyback program undertaken by the Treasury Depart-ment. The strength of the economy created a budgetary surplus, which allowed the US Government to reduce the nation's outstanding debt. Since the reduction was primarily in the form of Treasury buybacks of higher-coupon, longer-dated maturity issues, the Treasury yield curve assumed an inverted shape. By mid-year, as the economy began to slow, the Treasury curve began a more normal, upward sloping shape as investors priced in the likelihood of an accommodative Federal Reserve Board in 2001.

The continued strength of the US economy during the first half of 2000, albeit somewhat slower than the 7.3% growth in the fourth quarter of 1999, reconfirmed the Federal Reserve Board's commitment to continue a restrictive monetary policy. Chairman Alan Greenspan indicated that the strength of the economy and the irrational valuation of financial assets necessitated a restrictive monetary policy. As a result, the forward Federal Funds contract throughout the first half of 2000 continually priced in the expectation for a 50 basis point - 75 basis point (0.50% - 0.75%) increase. At program end, the Federal Reserve Board raised short-term interest rates by 1.75%. While consumer spending fueled the economic fires, second-half economic reports such as new housing sales, auto purchases and consumer confidence were arguably pointing to the beginning of a higher interest rate-induced slowdown. Furthermore, the rally in most of the major stock indexes came to an abrupt halt, led by the sharp drop of the NASDAQ.

Although inflation, for the most part, had been well contained during this expansionary period, the Federal Reserve Board continued to express concerns relative to the pressures that a tight labor market could exact. While many investors had expected the Federal Reserve Board to ease monetary policy at their December Federal Open Market Committee meeting, concerns about inflation outweighed the need to stimulate a contracting economy.

At the beginning of January 2000, corporate bond underwriting activity remained very light, although most transactions that came to market were fairly well received. By late January, corporate yield spreads began to widen compared to those of similar dated US Treasury securities. There were several reasons for the underperformance of the corporate bond market: the effect of an inverted Treasury curve, wider swap spreads, heightened credit event risk and the slowing economy. The impact of a lack of new money flowing into the sector, combined with limited broker/dealer inventory accumulation activity, compounded the situation. Although the corporate sector underperformed all other investment-grade sectors during 2000, performance during the fourth quarter was much stronger as investors began reacting to an accommodative monetary policy by the Federal Reserve Board.

Portfolio Matters
Our investment strategy remained somewhat conservative given the volatility of the Treasury market and concerns relative to spread product. We maintained a duration that was modestly short (0.25 years - 0.35 years) relative to the Merrill Lynch Corporate A-AAA Rated Index. Following the May Federal Open Market Committee meeting, we shifted the Program's investment strategy to incorporate a more bullish, spread-oriented emphasis. Specifically, we moved the Program from a barbelled structure to one that incorporated a more bulleted approach. Cash and Treasury positions, which were built up during the early part of the year, were partially liquidated with proceeds invested into the corporate bond yield spread market. Additionally, floating rate securities, which were originally purchased to take advantage of rising short-interest rates, were also sold in favor of corporate spread product. From a yield curve perspective, we reversed an underweight in the two-year - five-year sector, maintained a market weight in the 10-year sector and removed the overweight in the 30-year sector.

From an overall portfolio composition, we remained committed to the bigger, more liquid issues with an emphasis on higher coupons. As part of our liquidity strategy, we attempted to consolidate industry holdings into the benchmark issues. Although this came at modest yield concessions, this strategy worked as the smaller, less liquid deals significantly underperformed the global transactions. With respect to security-specific issues, we added to positions in several sectors including energy-related industries, electric utilities (non-California), defense contractors, brokerage firms and cable/media companies. In all cases, we were either positive on the outlook for that sector and/or have a favorable view on the prevailing operating picture with respect to interest margins and cash flows factors. On the other hand, we have liquidated some of our positions in commercial finance companies, retailers and airlines. We believed that operating margins would remain under pressure, which in turn will weaken cash flow positions. We will continue to avoid sectors including property and casualty insurers, tobacco, metals and mining, auto part manufacturers, and gaming and leisure. Sectors that are becoming more attractive given improving spread/risk attributes are forest product and paper producers, some cyclicals, telecommunication providers (particularly US companies), railroads and domestic banks.

Fiscal Year in Review
Relative to the Merrill Lynch Corporate A-AAA Rated Index, overall Program performance was competitive when compared to the return of the Index. On the positive side, Program performance was enhanced as a result of a 5% -15% diversification away from the corporate market, a sector which produced the lowest total return results within the investment-grade market. Our strategy relative to corporate holdings proved beneficial in that larger more liquid global transactions, which were emphasized, outperformed the smaller non-global issues, which we had sold. Finally, our implementation of a barbelled strategy during the first half of the period capitalized on the inversion of the yield curve. By mid-period, we shifted to a more bulleted approach, where cash balances were reinvested back into spread product, and produced excess returns as spread relationships tightened. On the negative side, the Program's 5% - 10% overweight of the BBB-rated sector hurt overall performance as this sector underperformed A-rated or better issues.

Going forward, we believe that the investment-grade bond market will perform well as the Federal Reserve Board achieves a soft landing of the economy. Given our expectations that the Federal Reserve Board will ease the Federal Funds rate by 100 basis points - 150 basis points during 2001, we believe the Treasury curve will continue to assume an upward sloping shape. Under this scenario, we believe spread product is likely to outperform in the intermediate-to-long end of the curve, with higher-quality, better-rated issues leading the way.


In Conclusion
We appreciate your investment in The Corporate Fund Accumulation
Program, Inc., and we look forward to assisting you with your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Christopher R. Ayoub)
Christopher R. Ayoub
Senior Vice President and
Portfolio Manager

February 7, 2001



The Corporate Fund Accumulation Program, Inc.
Proxy Results

During the six-month period ended December 31, 2000, The Corporate
Fund Accumulation Program, Inc.'s shareholders voted on the
following proposals. Proposal 1 was approved at a shareholders'
meeting on July 25, 2000. Proposals 2 and 3 were approved at a shareholders' meeting on August 22, 2000. The description of each proposal and number of shares voted are as follows:
                                                                           Shares Voted
                                                                                 For
1. To elect the Program's Board of Directors:  Terry K. Glenn                 1,966,150
                                               Ronald W. Forbes               1,965,635
                                               Cynthia A. Montgomery          1,966,147
                                               Charles C. Reilly              1,965,637
                                               Kevin A. Ryan                  1,966,149
                                               Roscoe S. Suddarth             1,966,141
                                               Richard R. West                1,965,856
                                               Arthur Zeikel                  1,965,916
                                               Edward D. Zinbarg              1,966,085
                                                              Shares Voted  Shares Voted  Shares Voted
                                                                  For        Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the
   Program's independent auditors for the current fiscal year.  2,039,020     17,731         108,174

3. To approve to convert the Program to "master/feeder"
   structure.                                                   1,863,229    114,514         187,182



The Corporate Fund Accumulation Program, Inc.
Total Return Based on a $10,000 Investment

A line chart indicating the growth of a $10,000 investment in The Corporate Fund Accumulation Program, Inc. compared to the same investment in the ML US Corporate A-AAA Rated Index++++. The begining and ending values are:

                                       12/90           12/00

The Corporate Fund Accumulation
Program, Inc.++                       $10,000         $19,768

ML US Corporate A-AAA Rated
Index++++                             $10,000         $22,484

++Assuming transaction costs and other operating expenses, including advisory fees and reimbursement of all expenses. The Corporate Fund Accumulation Program, Inc. invests in long-term and intermediate-term fixed interest bearing debt obligations issued primarily by corporations.
++++This unmanaged Index is comprised of bonds rated A-AAA, of all maturities.


The Corporate Fund Accumulation Program, Inc.
Average Annual Total Return++

Period Covered                       % Return

One Year Ended 12/31/00               +9.21%
Five Years Ended 12/31/00             +4.75
Ten Years Ended 12/31/00              +7.05

++Assuming transaction costs and other operating expenses, including advisory fees and reimbursement of all expenses.

Past performance is not indicative of future results.


The Corporate Fund Accumulation Program, Inc.
Schedule of Investments                                                                    December 31, 2000
                 S&P    Moody's    Face
Industry        Rating   Rating   Amount                    Issue                                         Value
                                             US Government Obligations

US               AAA      Aaa  $1,850,000    US Treasury Bonds, 6.125% due 8/15/2029                  $  2,012,171
Government                                   US Treasury Notes:
Obligations--    AAA      Aaa     800,000      6.125% due 12/31/2001                                       804,496
10.5%            AAA      Aaa   2,000,000      5.75% due 11/15/2005                                      2,065,320
                 AAA      Aaa     500,000      6.625% due 5/15/2007                                        538,905
                 AAA      Aaa     750,000      5.75% due 8/15/2010                                         785,977

                                             Total US Government Obligations
                                             (Cost--$6,093,019)--10.5%                                   6,206,869

                                             Corporate Bonds & Notes

Asset-Backed     AA+      Aa3   1,000,000    Continental Airlines, 7.056% due 3/15/2011                  1,005,910
Securities****--
1.7%

Banks &          A        A1      500,000    Bank of New York Company, Inc., 6.625% due 6/15/2003          506,155
Thrifts--12.6%   AA-      Aa2   1,000,000    Citigroup Inc., 5.80% due 3/15/2004                           988,850
                 A-       A1      400,000    First Chicago Corp., 8.875% due 3/15/2002                     411,472
                 A        Aa3   2,000,000    First Interstate/Wells Fargo Company, 9.90% due
                                             5/2001                                                      2,063,040
                 A        A2    1,000,000    First National Bank of Boston, 7.375% due 9/15/2006         1,033,540
                 A        A1    1,000,000    Firstar Bank NA, 7.125% due 12/01/2009                      1,007,300
                 A        A2    1,000,000    HSBC USA Inc., 7% due 11/01/2006                            1,016,310
                 A+       Aa2     400,000    Wells Fargo & Co., 7.25% due 8/24/2005                        414,872
                                                                                                      ------------
                                                                                                         7,441,539

Financial        A        A2    1,000,000    Ford Motor Credit Company, 7.50% due 3/15/2005              1,024,870
Services--                                   General Motors Acceptance Corporation:
Captive--5.2%    A        A2    1,000,000      9% due 10/15/2002                                         1,043,160
                 A        A2    1,000,000      6.85% due 6/17/2004                                       1,004,250
                                                                                                      ------------
                                                                                                         3,072,280

Financial        A+       A1    1,000,000    Allstate Corp., 6.75% due 5/15/2018                           926,630
Services--       A+       A1      500,000    American Express Corporation, 6.875% due 11/01/2005           514,125
Consumer--       AA-      Aa3     500,000    Associates Corporation of North America,
6.9%                                         % due 5/15/2006                                               520,650
                 A        A2    2,000,000    Household Finance Corp., 8% due 5/09/2005                   2,097,300
                                                                                                      ------------
                                                                                                         4,058,705

The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (continued)                                                         December 31, 2000
                 S&P    Moody's    Face
Industry        Rating   Rating   Amount                    Issue                                         Value
                                             Corporate Bonds & Notes (continued)

Financial        AA-      A2   $  500,000    Boeing Capital Corp., 7.375% due 9/27/2010                $   538,140
Services--       BBB+     A3      750,000    ERP Operating LP, 7.125% due 10/15/2017                       673,185
Other--9.0%      AAA      Aaa   1,000,000    General Electric Capital Corp., 7.375% due 1/19/2010        1,079,590
                 A        A2      500,000    Lehman Brothers Holdings, Inc., 7.625% due 6/01/2006          516,130
                 AA-      Aa3     800,000    Morgan Stanley Group, 8.33% due 1/15/2007                     868,032
                 AA+      Aa1   1,000,000    PaineWebber Group Inc., 8.875% due 3/15/2005                1,100,450
                 A+       A1      500,000    Verizon Global Funding Corp., 7.25% due 12/01/2010 (b)        507,698
                                                                                                      ------------
                                                                                                         5,283,225

Gas              A        A3      500,000    Keyspan Corporation, 7.625% due 11/15/2010                    530,650
Transmission--
0.9%

Industrial--                                 Anheuser-Busch Companies Inc.:
Consumer         A+       A1    1,000,000      7.50% due 3/15/2012                                       1,094,770
Goods--          A+       A1      600,000      6.80% due 1/15/2031                                         599,004
8.9%             A        A2      365,220    Disney Custom Repackaged Asset Vehicle-403, 6.85% due
                                             1/10/2007 (b)****                                             370,881
                 AAA      Aaa   2,000,000    Johnson & Johnson, 8.72% due 11/01/2024                     2,210,140
                 NR*      NR*   1,000,000    Phillip Morris Companies, Inc., 9% due 1/01/2001            1,000,000
                                                                                                      ------------
                                                                                                         5,274,795

Industrial--     A-       A3    1,000,000    Burlington Resources, 7.375% due 3/01/2029                  1,001,390
Energy--         A-       A3    1,000,000    Conoco Inc., 6.95% due 4/15/2029                              974,300
5.9%             BBB      Baa2    500,000    Nisource Finance Corporation, 7.875% due 11/15/2010           525,263
                 BBB+     A3    1,000,000    Xcel Energy Inc., 7% due 12/01/2010                           999,160
                                                                                                      ------------
                                                                                                         3,500,113

Industrial--     A        A2    1,000,000    DaimlerChrysler North America Holdings Corp.,
Manufacturing--                              7.75% due 6/15/2005                                         1,017,290
7.4%             A        A2      500,000    Honeywell International, 7.50% due 3/01/2010                  541,865
                 A+       A1      500,000    IBM Corporation, 5.375% due 2/01/2009                         462,525
                 A+       A1      400,000    Motorola Inc., 7.50% due 5/15/2025                            383,924
                 A        A2    2,000,000    Textron Inc., 6.375% due 7/15/2004                         1,965,320
                                                                                                      ------------
                                                                                                         4,370,924

Industrial--     A        A2    1,000,000    Computer Sciences Corp., 6.25% due 3/15/2009                  947,010
Services--3.3%   A+       A2      500,000    First Data Corporation, 6.375% due 12/15/2007                 484,025
                 A        A2      500,000    Walt Disney Company, 7.30% due 2/08/2005                      524,160
                                                                                                      ------------
                                                                                                         1,955,195

Transporta-      BBB+     Baa2    500,000    Burlington North Santa Fe, 7.125% due 12/15/2010              508,260
tion--2.6%       A-       A3    1,000,000    Southwest Airlines Co., 7.875% due 9/01/2007                1,050,470
                                                                                                      ------------
                                                                                                         1,558,730



The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (concluded)                                                         December 31, 2000
                 S&P    Moody's    Face
Industry        Rating   Rating   Amount                    Issue                                         Value
                                             Corporate Bonds & Notes (concluded)

Utilities--      AA-      Aa3  $  500,000    Ameritech Capital Funding, 6.45% due 1/15/2018            $   445,040
Communi-         A-       A3    1,000,000    Worldcom Inc., 8.25% due 5/15/2010                          1,035,150
cation--2.6%                                                                                          ------------
                                                                                                         1,480,190

Utilities--      A        A3    1,000,000    Duke Capital Corp., 7.50% due 10/01/2009                    1,047,960
Electric--3.5%   A-       A3      500,000    Pennsylvania Power & Light Co., 6.125% due 5/01/2006 (a)      499,050
                 A        A1      500,000    South Carolina Electric & Gas, 7.50% due 6/15/2005            521,470
                                                                                                      ------------
                                                                                                         2,068,480

Yankee           BBB      Baa3  1,000,000    AT&T Canada Inc., 7.65% due 9/15/2006 (2)                     989,160
Corporates**--   A        A1    1,000,000    BSCH Issuances Ltd., 7.625% due 9/14/2010 (1)               1,004,110
11.3%            A        A2    1,000,000    Ford Capital BV, 9.50% due 6/01/2010 (1)                    1,132,280
                 A+       A2    2,000,000    Hydro-Quebec, 7.375% due 2/01/2003 (2)                      2,063,680
                                             Merita Bank Ltd. (1):
                 A        A1      500,000      6.50% due 1/15/2006                                         494,810
                 A        A1    1,000,000      6.50% due 4/01/2009                                         956,190
                                                                                                      ------------
                                                                                                         6,640,230

                                             Total Corporate Bonds & Notes
                                             (Cost--$47,080,002)--81.8%                                 48,240,966

                                             Short-Term Securities

Repurchase                      1,000,000    J.P. Morgan Securities Inc., purchased on
Agreements***--5.8%                          12/29/2000 to yield 5.88% to 1/02/2001                      1,000,000
                                2,391,000    Warburg Dillon Read LLC, purchased on
                                             12/29/2000 to yield 6% to 1/02/2001                         2,391,000

                                             Total Short-Term Securities
                                             (Cost--$3,391,000)--5.8%                                    3,391,000

                                             Total Investments(Cost--$56,564,021)--98.1%                57,838,835

                                             Other AssetsLess Liabilities--1.9%                          1,127,940
                                                                                                      ------------
                                             Net Assets--100.0%                                        $58,966,775
                                                                                                       ===========


*Not Rated.
**Corresponding industry groups for foreign bonds;
(1)Financial institution.
(2)Industrial; other.
***Repurchase Agreements are fully collateralized by US Government
Obligations.
****Subject to principal paydowns.
(a)Floating rate note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
Ratings of issues shown have not been audited by Deloitte & Touche
LLP.
See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Statement of Assets and Liabilities as of December 31, 2000
Assets:
Investments, at value (identified cost--$56,564,021)                                                        $ 57,838,835
Cash                                                                                                              10,956
Receivables:
 Interest                                                                                  $    927,283
 Capital shares sold                                                                            305,585        1,232,868
                                                                                           ------------
Prepaid registration fees and other assets                                                                        78,494
                                                                                                            ------------
Total assets                                                                                                  59,161,153
                                                                                                            ------------

Liabilities:
Payables:
 Capital shares redeemed                                                                         31,113
 Investment adviser                                                                              22,159
 Dividends                                                                                        6,758           60,030
                                                                                           ------------
Accrued expenses                                                                                                 134,348
                                                                                                            ------------
Total liabilities                                                                                                194,378
                                                                                                            ------------

Net Assets                                                                                                  $ 58,966,775
                                                                                                            ============

Net Assets Consist of:
Common Stock, $.01 par value, 50,000,000 shares authorized                                                  $     28,998
Paid-in capital in excess of par                                                                              61,062,162
Accumulated realized capital losses on investments--net                                                      (3,399,199)
Unrealized appreciation on investments--net                                                                    1,274,814
                                                                                                            ------------
Net Assets--Equivalent to $20.34 per share based on 2,899,754 shares outstanding                            $ 58,966,775
                                                                                                            ============

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Statement of Operations for the Year Ended December 31, 2000
Investment Income:
Interest and premium and discount earned                                                                   $   4,273,554

Expenses:
Investment advisory fees                                                                   $    293,382
Transfer agent fees                                                                             144,637
Accounting services                                                                              77,292
Professional fees                                                                                43,791
Printing and shareholder reports                                                                 36,356
Registration fees                                                                                19,709
Custodian fees                                                                                   11,020
Directors' fees and expenses                                                                     10,888
Pricing fees                                                                                      5,016
Other                                                                                             4,383
                                                                                           ------------
Total expenses                                                                                                   646,474
                                                                                                            ------------
Investment income--net                                                                                         3,627,080
                                                                                                            ------------

Realized & Unrealized Gain (Loss) on Investments--Net:
Realized loss on investments--net                                                                            (1,608,099)
Change in unrealized appreciation/depreciation on investments--net                                             3,216,911
                                                                                                            ------------

Net Increase in Net Assets Resulting from Operations                                                       $   5,235,892
                                                                                                            ============

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   December 31,
Increase (Decrease) in Net Assets:                                                            2000               1999
Operations:
Investment income--net                                                                    $   3,627,080     $  3,841,503
Realized loss on investments--net                                                           (1,608,099)        (832,984)
Change in unrealized appreciation/depreciation on investments--net                            3,216,911      (5,216,080)
                                                                                          -------------     ------------
Net increase (decrease) in net assets resulting from operations                               5,235,892      (2,207,561)
                                                                                          -------------     ------------

Dividends to Shareholders:
Investment income--net                                                                      (3,626,900)      (3,841,598)
In excess of investment income--net                                                                  --            (180)
                                                                                          -------------     ------------
Net decrease in net assets resulting from dividends to shareholders                         (3,626,900)      (3,841,778)
                                                                                          -------------     ------------

Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions                        (5,792,638)      (1,931,117)
                                                                                          -------------     ------------

Net Assets:
Total decrease in net assets                                                                (4,183,646)      (7,980,456)
Beginning of year                                                                            63,150,421       71,130,877
                                                                                          -------------     ------------
End of year                                                                               $  58,966,775     $ 63,150,421
                                                                                          =============     ============

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                         For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                            2000++      1999++     1998++       1997       1996
Per Share Operating Performance:
Net asset value, beginning of year                                $  19.77    $  21.62   $  21.13   $  20.69    $  21.59
                                                                  --------    --------   --------   --------    --------
Investment income--net                                                1.21        1.17       1.19       1.22        1.23
Realized and unrealized gain (loss) on investments--net                .58      (1.84)        .50        .44       (.90)
                                                                  --------    --------   --------   --------    --------
Total from investment operations                                      1.79       (.67)       1.69       1.66         .33
                                                                  --------    --------   --------   --------    --------
Less dividends:
 Investment income--net                                             (1.22)      (1.18)     (1.20)     (1.22)      (1.23)
 In excess of investment income--net                                    --      --++++         --         --          --
                                                                  --------    --------   --------   --------    --------
Total dividends                                                     (1.22)      (1.18)     (1.20)     (1.22)      (1.23)
                                                                  --------    --------   --------   --------    --------
Net asset value, end of year                                      $  20.34    $  19.77   $  21.62   $  21.13    $  20.69
                                                                  ========    ========   ========   ========    ========

Total Investment Return:
Based on net asset value per share                                   9.21%     (3.14%)      8.24%      8.30%       1.69%
                                                                  ========    ========   ========   ========    ========
Ratios to Average Net Assets:
Expenses                                                             1.10%       1.11%      1.00%       .99%       1.12%
                                                                  ========    ========   ========   ========    ========
Investment income--net                                               6.16%       5.69%      5.60%      5.84%       5.84%
                                                                  ========    ========   ========   ========    ========

Supplemental Data:
Net assets, end of year (in thousands)                            $ 58,967    $ 63,150   $ 71,131   $ 72,381    $ 77,748
                                                                  ========    ========   ========   ========    ========
Portfolio turnover                                                    127%         61%        66%        90%         77%
                                                                  ========    ========   ========   ========    ========

++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements


1. Significant Accounting Policies:
The Corporate Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Securities for which there exists no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Program.

(b) Repurchase agreements--The Program invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Program takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral of the Program may be delayed or limited.

(c) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Program will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Program will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Program, but will result in a $14,454 decrease to cost of securities and a corresponding $14,454 increase in net unrealized appreciation, based on securities held as of December 31, 2000.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements (continued)

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of .50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), Prudential Securities, Inc., Dean Witter Reynolds Inc. and Smith Barney, Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to .20%, on an annual basis, of the Program's average daily net assets.

For the year ended December 31, 2000, the Program paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $4,916 for security price quotations to compute the net asset value of the Program.

Accounting services were provided to the Program by FAM.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $71,489,200 and $78,049,870, respectively.

Net realized losses for the year ended December 31, 2000 and net unrealized gains as of December 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments            $(1,608,099)    $ 1,274,814
                                  -----------    -----------
Total                            $(1,608,099)    $ 1,274,814
                                  ===========    ===========

As of December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $1,273,399, of which $1,525,679 related to appreciated securities and $252,280 related to depreciated securities. The aggregate cost of investments at December 31, 2000 for Federal income tax purposes was $56,565,436.


4. Capital Share Transactions:
Transactions in capital shares were as follows:

For the Year Ended                                  Dollar
December 31, 2000                     Shares        Amount

Shares sold                           256,146   $  5,080,657
Shares issued to share-
holders in reinvestment of
dividends                             170,746      3,365,439
                                   ----------   ------------
Total issued                          426,892      8,446,096
Shares redeemed                     (722,012)   (14,238,734)
                                   ----------   ------------
Net decrease                        (295,120)  $ (5,792,638)
                                   ==========   ============


The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)


For the Year Ended                                  Dollar
December 31, 1999                     Shares        Amount

Shares sold                           582,428   $ 12,100,729
Shares issued to share-
holders in reinvestment of
dividends                             174,464      3,576,975
                                   ----------   ------------
Total issued                          756,892     15,677,704
Shares redeemed                     (852,690)   (17,608,821)
                                   ----------   ------------
Net decrease                         (95,798)  $ (1,931,117)
                                   ==========   ============

5. Short-Term Borrowings:
On December 1, 2000, the Program, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Program may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Program may borrow up to the maximum amount allowable under the Program's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Program pays a commitment fee of .09% per annum based on the Program's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Program did not borrow under the facility during the year ended December 31, 2000.


6. Capital Loss Carryforward:
At December 31, 2000, the Program had a net capital loss carryforward of approximately $3,301,000, of which $958,000 expires in 2002, $633,000 expires in 2007 and $1,710,000 expires in 2008.
This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
On January 16, 2001, the Program's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.058250 per share, payable on January 16, 2001 to shareholders of record as of January 16, 2001.



The Corporate Fund Accumulation Program, Inc.
Independent Auditors' Report


The Board of Directors and Shareholders,
The Corporate Fund Accumulation
Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Corporate Fund Accumulation Program, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Corporate Fund Accumulation Program, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey
February 9, 2001



The Corporate Fund Accumulation Program, Inc.
Officers and Directors

Terry K. Glenn--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Roscoe S. Suddarth--Director
Richard R. West--Director
Edward D. Zinbarg--Director
Christopher G. Ayoub--Senior Vice President
Joseph T. Monagle Jr.--Senior Vice President
Donald C. Burke--Vice President and
   Treasurer
Phillip S. Gillespie--Secretary


Arthur Zeikel, Director of The Corporate Fund Accumulation Program, Inc. has recently retired. The Program's Board of Directors wishes Mr. Zeikel well in his retirement.


Custodian and Transfer Agent
The Bank of New York
90 Washington Street
New York, NY 10286